Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes And Deferred Taxes [Abstract]
Taxes	Taxes
Income taxes
In 2022 the Company generated a taxable profit whereas in 2021 and 2020 the Company generated a taxable loss in Switzerland, all of which are reflected in the Company’s cumulative tax loss carry forward. The Company did not have to pay or accrue any income taxes in the reporting periods as the 2022 taxable income in the period is fully offset by the utilization of accumulated tax losses. Any future taxable income will be subject to Swiss federal, cantonal and communal income taxes. The Company’s applicable income tax rate for the year 2022 is 19.4% (2021: 19.4%; 2020: 20.8%).
Molecular Partners Inc., which is incorporated in the United States in the State of Delaware, is subject to statutory U.S. federal corporate income taxes and minimal state taxes for Massachusetts and New York.
For the year ended December 31, 2022, current income tax expense of TCHF 0.3 (TUSD 0.3) was recognized by the Group's U.S. based subsidiary for estimated U.S. tax obligations of the subsidiary based on intra-Group activity (for the year ended December 31, 2021: tax credit of TCHF 2 (TUSD 2) and for the year ended December 31, 2020: tax expense of TCHF 11 (TUSD 13)). The tax expense amount comprises of the sum of the minimal taxes payable for federal taxes and for the various states in which Molecular Partners Inc. is liable for taxes. The applicable income tax rates are 21% federal tax plus 8.00% state tax (Massachusetts) and 6.50% (New York).
Deferred taxes
The Company's net operating profit for tax purposes amounted to TCHF 124,020 in 2022 whereas prior years generated net operating losses of TCHF 58,632 in 2021 and TCHF 58,631 in 2020.The remaining tax losses as of December 31, 2022 of TCHF 88,198 may be used as tax loss carry forwards to offset future taxable income over a period of seven years, with the amount of TCHF 29,566 to expire in 2027 and TCHF 58,632 to expire in 2028.
No deferred tax assets have been recognized for these tax loss carry forwards, because as of December 31, 2022, it was not considered probable that such loss carry forwards can be utilized in the foreseeable future. In addition, no deferred tax positions were recognized on other deductible temporary differences (e.g. pension liabilities under IAS 19 for a total of TCHF 2,245, see also note 18.1) due to the tax losses carried forwards. Income tax expense has been calculated for the year ending December 31, 2022, based on the effective income tax rate expected for the full financial year, being 0% on December 31, 2022, given that the 2022 taxable income in the period is fully offset by the utilization of accumulated tax losses.
Given the facts above, as well as the fact that the Company incurred no significant tax expense in the reporting periods presented, a numerical reconciliation of the effective tax rate is not provided. The primary reconciling item is the effect of unrecognized deferred tax assets for tax losses and deductible temporary differences.
The following table shows the expiry of tax loss carry forwards for the Company, for which no deferred tax asset was recognized:

in CHF thousands	2022	2021
2023	—	(15,976)
2024	—	(21,766)
2025	—	(23,767)
2026	—	(33,446)
2027	(29,566)	(58,631)
2028	(58,632)	(58,632)
Thereafter	—	—
Total tax loss carry forwards as at December 31	(88,198)	(212,218)